Exhibit 4.2

ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE number 0 shares *000* REMORA ROYALTIES, INC. CLASS A COMMON STOCK The Corporation is authorized to Issue **** Shares Class A Common Stock – Par Value $0.01 Per Share This Certifies that SPECIMEN is the owner of Zero and 00/100 fully paid and non-assessable shares of the Class A Common Stock of REMORA ROYALTIES, INC. Transferable only on the books of the corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. In witness thereof, the said corporation has caused this certificate to be signed by its duly authorized officers and to be seated with the seal of the corporation. Dated ,2018, Authorized Person, Authorized Person tcs-literly 00392-3720 see reverse for restrictions on transfer

THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE POWERS, DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE POWERS, DESIGNATIONS RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. For Value Received, TRANSFEROR NAME hereby sells, assigns and transfers into ASSIGNEE NAME PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE ASSIGNEE ADDRESS AMOUNT OF SHARES, UNITS OR OTHER OWNERSHIP INTEREST represented by the within Certificate, and hereby irrevocably constitute and appoint Attorney to transfer said ownership on the books of the within named Company with full power of substitution in the premises. Dated NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without any alteration or change. Witness Signature Transferor Signature The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list. TEN COM - as tenants in common JT TEN - as joint tenants with rights of survivorship TEN ENT - as tenants by the entireties and not as tenants in common UNIF GIFT MIN ACT- …..Custodian……. (Minor) Under Uniform Gifts to Minors Act………….(State)